                                                                  Exhibit 10.185

                              [LETTERHEAD OF CIT]

[LOGO]

          March 26, 2002

          Mr. Brad Larson
          Meadow Valley Corporation
          4411 South 40th Street Suite D-11
          Phoenix AZ 85040

          Re: Amendment No. 2 to Restated and Amended Revolving Loan Agreement (the "Agreement") dated July 27, 2001 between Meadow Valley Contractors, Inc. and The CIT Group/Equipment Financing, Inc. ("CIT")

          Dear Mr. Larson:

          The above Agreement is hereby amended as follows:

          Section 5. Interest. The rate is changed to "governing rate plus
          1.50%".

          All other terms and conditions of the Agreement remain in full force and effect.

          Sincerely,

           /s/  Mark Saylor
          Mark Saylor
          The CIT Group/Equipment Financing, Inc.

          Agreed to:

          Meadow Valley Contractors, Inc.

          By: /s/ Bradley E. Larson         Title:  President
             --------------------------            --------------------

          Guarantor Acknowledgement:

          Meadow Valley Corporation

          By: /s/ Kenneth D. Nelson         Title:  Vice President
             --------------------------            --------------------

                              [LETTERHEAD OF CIT]

[LOGO]

          March 26, 2002

          Mr. Brad Larson
          Meadow Valley Corporation
          4411 South 40th Street Suite D-11
          Phoenix AZ 85040

          Re: Amendment No. 2 to Revolving Loan Agreement (the "Agreement") dated July 27, 2001 between Ready Mix, Inc. and The CIT
          Group/Equipment Financing, Inc. ("CIT")

          Dear Mr. Larson:

          The Agreement is hereby amended as follows:

          Section 5. Interest. The rate is changed to "governing rate plus 1.50"

          All other terms and conditions of the Agreement remain in full force and effect.

          Sincerely,

          /s/ Mark Saylor
          Mark Saylor
          The CIT Group/Equipment Financing, Inc.

          Agreed to:

          Ready Mix, INc.

          By: /s/ Kenneth D. Nelson          Title: Vice President
              ---------------------                 --------------

          Guarantor Acknowledgement:

          Meadow Valley Corporation

          By: /s/ Bradley E. Larson          Title: President
              ---------------------                 --------------